EXHIBIT 10.54



                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


         THIS REGISTRATION RIGHTS AGREEMENT is entered into this 13th day of April, 2001 by and between GROUP LONG DISTANCE, INC., a Florida corporation ("GLDI"), and BARBARA CONRAD, an individual (the "Shareholder").

                                    RECITALS:

         WHEREAS, GLDI and the Shareholder have entered into an Exchange Agreement of even date herewith (the "Exchange Agreement"), pursuant to which GLDI has issued to the Shareholder Seven Million Eight Hundred Thousand (7,800,000) shares of common stock, no par value, of GLDI (collectively, the "First GLDI Shares"), in exchange for Four Hundred Thousand (400,000) shares of common stock, par value $.001 per share, of HA Technology, Inc., a Delaware corporation ("HAT");

         WHEREAS, GLDI and the Shareholder have also entered into a Second Exchange Agreement of even date herewith (the "Second Exchange Agreement"), pursuant to which GLDI has agreed to issue to the Shareholder Two Million Two Hundred Thousand (2,200,000) shares of common stock, no par value, of GLDI (collectively, the "Second GLDI Shares"), in exchange for One Hundred Thousand (100,000) shares of common stock, par value $.001 per share, of HAT;

         WHEREAS, in order to consummate the transactions contemplated by the Exchange Agreement, each of GLDI and the Shareholder desires to enter into this Registration Rights Agreement (the "Agreement");

         NOW, THEREFORE, in consideration of the respective covenants and agreements of GLDI and the Shareholder contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GLDI and the Shareholder agree as follows:

         1. Certain Definitions. The following terms shall have the following respective meanings when utilized in this Agreement:

            "Common Stock" means the common stock, no par value per share, of GLDI and any capital stock of any class of GLDI hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of GLDI.

            "Indemnified Party" means a party entitled to indemnity in accordance with Section 6 below.

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            "Indemnifying Party" means a party obligated to provide indemnity in accordance with Section 6 below.

            "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an entity, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

            "Registrable Securities" means the (i) the First GLDI Shares, (ii) the Second GLDI Shares, and (iii) all shares of Common Stock issued or issuable directly or indirectly to the Shareholder with respect to the securities referred to in clauses (i) and (ii) of this sentence upon exercise, conversion or exchange or by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

            "Registration Expenses" means all expenses incident to GLDI's performance of or compliance with its obligations pursuant to this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians and transfer agents, and fees and disbursements of counsel for GLDI and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons, if any, engaged by GLDI.

            "Securities Act" means the Securities Act of 1933, as amended.

         2. Demand Registration of Registrable Securities.
            ---------------------------------------------

            (a) At any time after the date which is one year from and after the date of this Agreement, the Shareholder may request, on one occasion during each fiscal year of GLDI, registration under the Securities Act (a "Demand Registration") of the transfer of a certain number of Registrable Securities as follows:

            (i) in the period commencing one year from and after the date hereof and terminating two years from and after the date hereof, a number of Registrable Securities not to exceed five percent (5%) of the aggregate number of issued and outstanding shares of Common Stock on the date of any such request;

            (ii) in the period commencing two years from and after the date hereof and terminating three years from and after the date hereof, a number of Registrable Securities not to exceed ten percent (10%) of the aggregate number of issued and outstanding shares of Common Stock on the date of any such request;

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            (iii) in the period commencing three years from and after the date hereof and terminating four years from and after the date hereof, a number of Registrable Securities not to exceed fifteen percent (15%) of the aggregate number of issued and outstanding shares of Common Stock on the date of any such request; and

            (iv) in the period commencing four years from and after the date hereof and terminating five years from and after the date hereof, a number of Registrable Securities not to exceed twenty percent (20%) of the aggregate number of issued and outstanding shares of Common Stock on the date of any such request.

Any request for a Demand Registration may be exercised by the Shareholder by the delivery of written notice to such effect to GLDI.

         (b) GLDI shall not be obligated to effect any Demand Registration within 183 days after the effective date of a previous registration statement relating to securities of GLDI (other than a Registration Statement on Form S-8). GLDI may postpone for up to 183 days the filing or the effectiveness of a registration statement for a Demand Registration if GLDI determines that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by GLDI of any of its subsidiaries or affiliates to engage in any acquisition of assets or stock (other than in the ordinary course of business) of another Person or any merger, consolidation, tender offer, reorganization or similar transaction; provided that, in such event, the Shareholder shall be entitled to withdraw her request and, if such request is withdrawn, such Demand Registration shall not count as the permitted Demand Registration hereunder.

         3. Piggyback Registration of Registrable Securities.
            ------------------------------------------------

            (a) Whenever GLDI proposes to register the sale or transfer of any of its securities under th Securities Act (other than pursuant to a Demand Registration or a registration of securities on Form S-8 or Form S-4) and the registration form to be utilized may be utilized for the registration of Registrable Securities (a "Piggyback Registration"), GLDI shall give prompt written notice to the Shareholder and/or any other holder or holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which GLDI shall have received written requests for inclusion therein within fifteen days after receipt of GLDI's notice.

            (b) If a Piggyback Registration is an underwritten primary registration of securities on behalf of GLDI, and the managing underwriters advise GLDI that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, then GLDI shall include in such registration the following:

                (i) first, the securities GLDI proposes to sell;



                (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such requesting holder; and

                (iii) third, other securities requested to be included in such registration.

            (c) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of GLDI's securities other than holders of Registrable Securities (it being understood that secondary registration on behalf of the Shareholder and other holders of Registrable Securities are addressed in Section 2 above rather than in this Section 3(c)), and the managing underwriters advise GLDI that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, then GLDI shall include in such registration the following:

                (i) first, the securities requested to be included therein by the holders requesting such registration;

                (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such requesting holder; and

                (iii) third, other securities requested to be included in such registration.

         4. Registration Procedures. If the Shareholder shall request that Registrable Securities be registered pursuant to this Agreement, GLDI shall use its reasonable commercial efforts to effect the registration of the transfer of such Registrable Securities, and GLDI shall as expeditiously as possible:

            (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its reasonable commercial efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, GLDI shall furnish to the counsel selected by the Shareholder copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

            (b) furnish to the Shareholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Shareholder may reasonably request in order to facilitate the disposition of the Registrable Securities;

            (c) use its reasonable commercial efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Shareholder may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Shareholder to consummate the disposition in such jurisdictions of the Registrable Securities (provided that GLDI shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

            (d) notify the Shareholder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the transferees of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

            (e) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by GLDI are then listed and, if not so listed, to be listed on the National Association of Securities Dealers, Inc. ("NASD") automated quotation system;

            (f) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

            (g) make available for inspection by the Shareholder, any underwriter engaged by the Shareholder and participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent engaged by the Shareholder or any such underwriter, all financial and other records, pertinent corporate documents and properties of GLDI, and cause GLDI's officers, directors, employees and independent accountants to supply all information reasonably requested by the Shareholder or any such underwriter, attorney, accountant or agent in connection with such registration statement;

            (h) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of GLDI's first full fiscal quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder; and

            (i) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, GLDI shall use its reasonable commercial efforts promptly to obtain the withdrawal of such order.

         5. Registration Expenses.
            ---------------------

            (a) All Registration Expenses shall be borne by GLDI. GLDI shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by GLDI are then listed or on the NASD automated quotation system.

            (b) In no event shall GLDI be obligated to engage any investment banking firm or broker-dealer in connection with the transfer of any Registrable Securities by the Shareholder or any other Person, nor shall GLDI bear the cost of any discounts, commissions or other expenses of any investment banking firm or broker-dealer related to the sale or transfer by the Shareholder or any other Person of Registrable Securities or any other securities. In connection with any Demand Registration or Piggyback Registration, each of the Shareholder and GLDI shall bear its own costs and expenses of legal counsel.

         6. Indemnification and Contribution.
             --------------------------------

            (a) GLDI shall, to the full extent permitted by law, indemnify and hold harmless the Shareholder against any losses, claims, damages, expenses or liabilities, joint or several (collectively, the "Losses"), to which the Shareholder may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and GLDI shall reimburse the Shareholder for any legal or any other expenses reasonably incurred by her in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided that GLDI shall not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with documents or information furnished to GLDI by the Shareholder or (ii) the Shareholder's failure to satisfy the prospectus delivery requirements of the Securities Act and the rules and regulation promulgated thereunder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Shareholder, and shall survive the transfer of such securities by the Shareholder.

            (b) The Shareholder and each holder of Registrable Securities which are included or are to be included in any registration statement filed in connection with a Demand Registration or a Piggyback Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless GLDI, its directors, officers, employees, attorneys, accountants and agents, and each other Person, if any, who controls GLDI within the meaning of the Securities Act, against any Losses to which GLDI or any such director, officer, employee, attorney, accountant, attorney, agent or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with documents or information furnished by the Shareholder or other holder to GLDI or (ii) the Shareholder's or other holder's failure to satisfy the prospectus delivery requirements of the Securities Act and the rules and regulations promulgated thereunder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of GLDI or any such director, officer, employee, attorney, accountant, agent or controlling Person.

            (c) (i) Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in
Section 6(a) or 6(b) hereof, such Indemnified Party shall, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to either of such subsections, give written notice to the Indemnifying Party of the commencement of such action, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding subsections of this Section 6, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice.

                (ii) If an action is brought against an Indemnified Party, then the Indemnifying Party shall be entitled to participate in and, unless, in the reasonable judgment of any Indemnified Party, a conflict of interest between such Indemnified Party and any Indemnifying Party exists or such Indemnified Party has additional defenses available to it with respect to such claim, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, other than reasonable costs of investigation; provided that the Indemnified Party may participate in such defense at the Indemnified Party's expense; and provided, further, that the Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is not advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and, in that event, the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party.

                (iii) If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (in addition to appropriate counsel) for the Indemnified Parties with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel.

                (iv) Except with the consent of the Indemnified Party, which consent shall not be unreasonably withheld, no Indemnifying Party shall consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

            (d) If the indemnity and reimbursement obligation provided for in any subsection of this Section 6 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party. The parties hereto agree that it would not be equitable if contributions pursuant to this subsection were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this Section 6(d) shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this subsection. No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

            (e) Indemnification similar to that specified in the preceding subsections of this Section 6 (with appropriate modifications) shall be given by GLDI and the Shareholder with respect to any required registration or other qualification of Registrable Securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Section 6 shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

         7. Underwritten Registration. Neither the Shareholder nor any other Person may participate in any registration hereunder which is underwritten, unless the Shareholder or such other Person (i) agrees to sell or transfer its Registrable Securities on the basis provided in any underwriting arrangements as shall be approved by GLDI, (ii) agrees to such lock-up arrangements as shall be determined by the managing underwriter or underwriter(s) in consultation with

GLDI and as shall be approved by GLDI and (iii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up agreements and other documents required under the terms of such underwriting arrangements.

         8. Expiration. The obligation of GLDI to effect any Demand Registration or Piggyback Registration pursuant to this Agreement shall terminate five years from and after the date of this Agreement.

         9. Miscellaneous Provisions.
            ------------------------

            (a) This Agreement shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of Florida, without giving effect to the principles of conflicts of law thereof.

            (b) Any and all notices or other communications required or permitted under this Agreement shall be given in writing and delivered in person or sent by United States certified or registered mail, postage prepaid, return receipt requested, or by overnight express mail, or by telex, facsimile or telecopy to the address of such party set forth below. Any such notice shall be effective upon receipt or five days after placed in the mail, whichever is earlier.

If to GLDI:                         Group Long Distance, Inc.
                                    400 East Atlantic Boulevard
                                    Pompano Beach, Florida 33060
                                    Attention: Glenn S. Koach, President
                                    Facsimile No.: (954) 771-9900

with a copy to:            Gary D. Lipson, Esq.
                                    Muller & Lipson, P.A.
                                    9350 South Dixie Highway
                                    Suite 1550
                                    Miami, Florida 33156
                                    Facsimile No.: (305) 670-6769

If to the Shareholder:              Barbara Conrad
                                    c/o HomeAccess Microweb, Inc.
                                    9500 Toledo Way
                                    Irvine, California  92618-1806
                                    Facsimile No.:  (949) 588-5182

with a copy to:            Raymond M. Klein, Esq.
                                    Cassady & Klein
                                    908 Kenfield Avenue
                                    Los Angeles, California  90049
                                    Facsimile No.:  (310) 471-3006
or to such other address as either party may from time to time give written notice of to the other in accordance with the provisions of this Section 9(b).

            (c) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the parties with respect to such subject matter. This Agreement may not be amended or modified in any manner, except by a written instrument executed by each of the parties hereto.

            (d) This Agreement shall be for the benefit of, and shall be binding upon, the parties hereto and their respective legal representatives, successors and permitted assigns.

            (e) The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law. If any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid by any court of competent jurisdiction, then, in any such event, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted.

            (f) The waiver by either party of a breach or violation of any provision of this Agreement by the other party shall not operate nor be construed as a waiver of any subsequent breach or violation. The waiver by either party to exercise any right or remedy it or she may possess shall not operate nor be construed as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

            (g) No rights are intended to be conferred upon any Person, other than GLDI and the Shareholder, pursuant to this Agreement, and no Person shall be deemed to be a third party beneficiary of this Agreement.

            (h) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

            (i) This Agreement may be executed in any number of counterparts and by the separate parties in separate counterparts, each of which shall be deemed to constitute an original and all of which shall be deemed to constitute the one and the same instrument.

         IN WITNESS WHEREOF, each of GLDI and the Shareholder has executed this Agreement on the date first written above.


                                            GROUP LONG DISTANCE, INC.





                                            By: /s/ Glenn S. Koach
                                                --------------------------------
                                                Glenn S. Koach, President





                                             /s/  Barbara Conrad
                                             --------------------
                                                  Barbara Conrad